EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of McCormick & Company, Incorporated (the “Company”) on Form 10-Q for the period ending February 29, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lawrence E. Kurzius, President & Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lawrence E. Kurzius
Lawrence E. Kurzius
President & Chief Executive Officer
Date: March 29, 2016